UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 28, 2004
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                             VIASYS HEALTHCARE INC.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                       1-16121                   04-3505871
   ----------------            ---------------------        --------------
    (State or Other              (Commission File           (I.R.S. Employer
    Jurisdiction of                   Number)              Identification No.)
    Incorporation)






    227 Washington Street, Suite 200
             Conshohocken, PA                                    19428
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 (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (610) 862-0800
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

          Exhibit Number   Description
          --------------   ------------
          99.1             Press Release dated April 28, 2004.

Item 12.  Results of Operations and Financial Condition.


         On April 28, 2004, VIASYS Healthcare Inc. (the "Company") issued a press release reporting its financial results for the first quarter ended April 3, 2004. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

         In the attached press release, the Company announced its operating income from continuing operations, income from continuing operations and diluted earnings per share from continuing operations in accordance with generally accepted accounting principles ("GAAP") and on a non-GAAP basis (a "non-GAAP financial measure"). Management of the Company believes that the non-GAAP financial measures of operating income from continuing operations, income from continuing operations and diluted earnings per share from continuing operations provide investors with an understanding of the Company's core operations on a year-to-year basis by eliminating certain restructuring charges that occurred in 2004 and legal expenses relating to a litigation matter involving our ability to distribute a product in certain markets in 2004.

         The information in this Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIASYS HEALTHCARE INC.
                                           (Registrant)

                                           By: /s/ Martin P. Galvan
                                               ------------------------------
                                                   Martin P. Galvan
                                                   Senior Vice President
                                                   and Chief Financial
                                                   Officer



Dated: April 28, 2004


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




                                  Exhibit Index


         Exhibit Number    Description
         --------------    -----------

         99.1              Press Release dated April 28, 2004